UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 14, 2007 (December 10, 2007)
CARDTRONICS, INC.
(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation)	(Commission File Number)	76-0681190 (IRS Employer Identification No.)
3110 Hayes Road, Suite 300
Houston, Texas 77082
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code (281) 596-9988
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
     As described in its final prospectus dated December 10, 2007 and filed on December 11, 2007 with the Securities and Exchange Commission pursuant to Rule 424(b) under the Securities Act of 1934 (the “Prospectus”), Cardtronics, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) on December 10, 2007, with Deutsche Bank Securities Inc., William Blair & Company, L.L.C. and Banc of America Securities LLC, as representatives of the several underwriters named therein (collectively, the “Underwriters”) and certain stockholders of the Company providing for the offer and sale in a firm commitment underwritten offering of 12,000,000 shares of common stock of the Company at a price to the public of $10.00 per share ($9.30 per share, net of underwriting discounts). Of the total shares offered, all 12,000,000 were sold by the Company. Pursuant to the Underwriting Agreement, certain of the stockholders granted the Underwriters a 30-day option to purchase up to an aggregate of 1,800,000 additional shares on the same terms to cover over-allotments, if any. The transactions contemplated by the Underwriting Agreement closed on December 14, 2007.
     In the Underwriting Agreement, the Company agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act of 1933 and to contribute to payments the Underwriters may be required to make in respect of any of those liabilities. The foregoing description of the Underwriting Agreement is qualified in its entirety by reference to such Underwriting Agreement, a copy of which is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference.
     Certain of the Underwriters and their affiliates have performed investment banking, commercial banking and advisory services for the Company for which they have received customary fees and expenses. The Underwriters and their affiliates may in the future perform investment banking, commercial banking and advisory services for the Company and its affiliates from time to time for which they may in the future receive customary fees and expenses. Affiliates of Banc of America Securities LLC and J.P. Morgan Securities Inc. are lenders under the Company’s revolving credit facility. A more complete discussion of this relationship is contained in the Prospectus under the headings “Management’s Discussion and Analysis of Financial Condition and Results of Operation — Liquidity and Capital Resources — Financing Facilities; Revolving Credit Facility,” “Use of Proceeds” and “Underwriting” and is incorporated herein by reference. The Company has historically relied on Bank of America, N.A. to provide it with the cash that it uses in its domestic ATMs where cash is not provided by the merchants. A more complete discussion of this relationship is contained in the Prospectus under the heading “Business — Primary Vendor Relationships — Cash Management” and is incorporated herein by reference.
Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
     As provided for in the Prospectus, subsequent to the pricing of the offering Frederick R. Brazelton, Ralph H. Clinard, Ronald Delnevo and Roger B. Kafker resigned as directors of the Company, effective December 13, 2007. Messrs. Braselton’s, Clinard’s, Delnevo’s and Kafker’s resignations were not caused by any disagreement with the Company or with Company management relating to the Company’s operations, policies or procedures.
Item 5.03 Amendments to Articles of Incorporation or Bylaws.
     As described in the Prospectus, the Company amended and restated its Certificate of Incorporation and Bylaws in connection with the offering. Effective as of December 14, 2007, the Company filed the Third Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware and adopted the Second Amended and Restated Bylaws, each in the form attached as Exhibits 3.1 and 3.2, respectively, to the Company’s Registration Statement on Form S-1 (Registration No. 333-145929).
     A copy of the Third Amended and Restated Certificate of Incorporation and a copy of the Second Amended and Restated Bylaws as adopted are filed as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference. A description of the terms of the Company’s Third Amended and Restated Certificate of Incorporation and Second Amended and Restated Bylaws is contained in the Prospectus under the heading “Description of Capital Stock” and is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.
     On December 11, 2007, the Company announced that it had priced its initial public offering of 12,000,000 shares of its common stock. A copy of the press release announcing the pricing of the offering is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.
     On December 14, 2007, the Company announced that it had closed its initial public offering of 12,000,000 shares of its common stock. A copy of the press release announcing the closing of the offering is furnished as Exhibit 99.2 hereto and is incorporated herein by reference.
     In accordance with General Instruction B.2 of Form 8-K, the information furnished pursuant to this Item 7.01, including Exhibits 99.1 and 99.2, shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act of 1934, or otherwise subject to the liabilities of that section, nor shall such information and exhibits be deemed incorporated by reference into any filing under the Securities Act or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such a filing.
Item 9.01 Financial Statements and Exhibits.
     (c) Exhibits.

Exhibit Number	Description

Exhibit 1.1	Underwriting Agreement, dated December 10, 2007, among Cardtronics, Inc., certain stockholders of Cardtronics, Inc., Deutsche Bank Securities Inc., William Blair & Company, L.L.C. and Banc of America Securities LLC, as representatives of the several underwriters named therein.

Exhibit 3.1	Third Amended and Restated Certificate of Incorporation of Cardtronics, Inc.

Exhibit 3.2	Second Amended and Restated Bylaws of Cardtronics, Inc.

Exhibit 10.1	Second Amendment to First Amended and Restated Investors Agreement, dated as of November 26, 2007, by and among Cardtronics, Inc. and certain securityholders thereof.

Exhibit 99.1	Press Release dated December 10, 2007.

Exhibit 99.2	Press Release dated December 14, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARDTRONICS, INC.
By:	/s/ J. Chris Brewster
Name:	J. Chris Brewster
Title:	Chief Financial Officer

December 14, 2007

EXHIBIT INDEX

Exhibit Number	Description

Exhibit 1.1	Underwriting Agreement, dated December 10, 2007, among Cardtronics, Inc., certain stockholders of Cardtronics, Inc., Deutsche Bank Securities Inc., William Blair & Company, L.L.C. and Banc of America Securities LLC, as representatives of the several underwriters named therein.

Exhibit 3.1	Third Amended and Restated Certificate of Incorporation of Cardtronics, Inc.

Exhibit 3.2	Second Amended and Restated Bylaws of Cardtronics, Inc.

Exhibit 10.1	Second Amendment to First Amended and Restated Investors Agreement, dated as of November 26, 2007, by and among Cardtronics, Inc. and certain securityholders thereof.

Exhibit 99.1	Press Release dated December 10, 2007.

Exhibit 99.2	Press Release dated December 14, 2007.